Exhibit 99.1

This filing relates to a planned merger between MIM Corporation (“MIM”) and Chronimed Inc. (“Chronimed”), pursuant to the terms of an Agreement and Plan of Merger, dated as of August 9, 2004 (the “Merger Agreement”), as amended on January 3, 2005 (the “Amendment”), by and among MIM, Chronimed Acquisition Corp. (a wholly owned subsidiary of MIM) and Chronimed. The Merger Agreement is on file with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to the Current Report on Form 8-K, filed by Chronimed on August 9, 2004 and is incorporated by reference into this filing. The Amendment to the Merger Agreement is on file with the SEC as an exhibit to the Current Report on Form 8-K, filed by Chronimed on January 4, 2005 and is incorporated by reference into this filing.

Forward Looking Statements

This presentation may contain statements that constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of MIM and Chronimed and their respective directors and officers with respect to the future operating performance and ability to derive cost reductions, operating efficiencies and synergies. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors, including the results of the pending litigation against Chronimed, its board of directors and MIM seeking to enjoin the transaction. Important factors that could cause such differences are described in the periodic filings by MIM and Chronimed with the SEC.

Additional Information and Where to Find It

This presentation may be deemed to be solicitation material in respect of the merger of MIM and Chronimed. In connection with the proposed transaction, a registration statement on Form S-4 was filed with the SEC and declared effective. STOCKHOLDERS OF MIM AND SHAREHOLDERS OF CHRONIMED ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final joint proxy statement/prospectus was first mailed to stockholders of MIM and stockholders of Chronimed on or about January 28, 2005. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from MIM Investor Relations at 100 Clearbrook Road, Elmsford, NY 10523, or from Chronimed Investor Relations at 10900 Red Circle Drive, Minnetonka, MN 55343.

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Participants In Solicitation

MIM, Chronimed and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of a merger. Information concerning MIM’s participants is set forth in the proxy statement, dated April 23, 2004, for MIM’s 2004 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Chronimed’s participants is set forth in Part III of Chronimed’s Annual Report on Form 10-K for the fiscal year ended July 2, 2004, as filed with the SEC. Additional information regarding the interests of participants of MIM and Chronimed in the solicitation of proxies in respect of the merger is included in the registration statement and joint proxy statement/prospectus filed with the SEC.

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Investor Presentation UBS Global Healthcare Services Conference February 14, 2005

Safe Harbor Language Information contained in this investor presentation, other than historical or current facts, should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 These statements reflect management's current views of future events and financial performance that involve a number of risks and uncertainties These risks and uncertainties are discussed in further detail in the cautionary statements filed as Exhibit 99.1 as part of MIM and Chronimed Annual Reports on Form 10-K filed with the Securities and Exchange Commission This presentation may be deemed to be solicitation material in respect of the merger of MIM and Chronimed. In connection with the proposed transaction, a joint proxy statement/prospectus dated January 26, 2005 is on file with the Securities and Exchange Commission. Shareholders of MIM and Chronimed are encouraged to read the joint registration statement and any other relevant documents filed with the SEC, because they will contain important information about the merger. The final joint proxy statement/prospectus was mailed to shareholders of MIM and shareholders of Chronimed on or about January 28, 2005 MIM, Chronimed and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of a merger. 2

About MIM National distributor of specialty prescription drugs Strong regional presence in Northeastern US 5 specialty Rx dispensing facilities National PBM and mail service provider Medicare endorsed card program Contracts with payors (exclusive and preferred) Sell to physicians; distribute to patients Clinical expertise in 13 disease states Top 6 include: IVIG/ Immunosuppression, Oncology, MS, RA, Hep C, and HIV Background 3

About Chronimed National distributor of specialty prescription drugs Mail service facility 29 community based retail stores 50% of business in HIV; 20% of business in transplant; 30% in biotech injectables Contracts with payors Market to physicians; distribute to patients Provider of specialized therapy management services Background 4

Responding to a Changing Marketplace Marketplace Changes Reimbursement pressures Industry consolidation Demand for comprehensive pharmacy portfolio Demand for National and local delivery Merger Response Deliver economies of scale Create top tier specialty pharmacy company Expand product portfolio: Biotech Injectables, Oncology, Infusion medications, HIV, Transplant and PBM Deliver more products over a larger local delivery platform 5 Environment

The BioScrip Advantage Total Pharmacy Services Organization $1.2 billion in revenues $35 million in post synergy EBITDA* PBM and specialty pharmacies with mail and retail Compelling financial profile Unleveraged balance sheet Self-funding growth Combined critical mass Expanded distribution capabilities with localized support Broader disease coverage Superior clinical support Improved market positioning Larger, stronger sales force Significant growth opportunities 6 Our Business * Expected 1 year after closing

Building the Future, One Community at a Time Seattle Dallas Kansas City W. Hollywood San Francisco St Louis Atlanta Chicago Philadelphia Washington, DC Indianapolis San Diego Boston New York Las Vegas Houston Minneapolis Ft Lauderdale West Palm Beach Miami Tampa St. Petersburg Orlando Milwaukee Los Angeles Memphis Livingston, NJ Columbus Chronimed Locations MIM Locations Wakefield, RI Elmsford, NY Bronx Long Island 7 Our Business

Building the Future, One Community at a Time BioScrip is uniquely positioned in the marketplace with its mail, retail and PBM businesses National Mail Pharmacy Service Local, Community Pharmacies Pharmacy Benefit Management Use high volume mail service distribution platform to sell and service large, national managed care, PBM, government accounts and pharmaceutical manufacturer accounts Use existing community based infrastructure to create high market penetration within key geographic regions 8 Our Business

Building the Future, One Community at a Time BioScrip: a leading, full service Pharmacy Services Organization with six core service offerings Specialty Pharmacy, Community - based Specialty Pharmacy, Mail - based Infusion Pharmacy services Pharmacy Benefit Management Traditional Pharmacy, Mail - based Therapeutic Management services 9 Our Business

An Expanded Product Offering Biotech injectables HIV Oncology Transplant Blood products Pharmacy benefit management 10 Our Business

BioScrip Growth Plan 11 Our Business Leverage scale Expand antiviral franchise Nationalize specialty distribution Initiate hospital-based specialty programs Regionalize infusion suites Execute on acquisitions

Earning Power, Cash Flow and Liquidity Post-merger approximately $1.2 billion in revenue and $35 million in post-synergy EBITDA on an annual basis Unleveraged, allowing maximum financial flexibility going forward Reduced therapy risk and increased diversificaton through expanded therapy offering Post-merger 38 million shares outstanding with a market capitalization of approximately $230 million (MIMS as of 2/9/05) 12 Financial

Cost Synergies Expected cost savings of approximately $10 million annually Integration of mail service operations in Columbus, OH takes place immediately following transaction close Consolidation of other functional areas will provide more synergy opportunities 13 Financial

Delivering Shareholder Value Doubles the size of both companies Provides solutions to major industry challenges of: Reimbursement Consolidation Delivers operating efficiencies Enhances profitability Creates financial flexibility 14 Wrap Up

Summary New Company Name BioScrip Per Share Consideration Each Chronimed share will be exchanged for 1.12 shares of MIM Transaction Structure Tax-free to Company and shareholders Conditions to Closing Shareholder approvals Shareholder Meeting March 9, 2005 Post-Merger Ownership Approximately 60% - MIM 40% - Chronimed Anticipated Closing Date March 11, 2005 15 The Transaction

Investor Presentation UBS Global Healthcare Services Conference February 14, 2005